EXHIBIT 99.2
                                                             ------------

                              VOTING AGREEMENT

        THIS AGREEMENT ("Agreement") is made and entered into as of the 1st day of March, 2001, by and between the undersigned shareholders (each, a "Shareholder," and collectively, the "Shareholders"), of FIRST NATIONAL BANCORP, INC., an Illinois corporation ("FNB"), and BANK OF MONTREAL, a chartered bank of Canada ("BMO").

                                 WITNESSETH:

        WHEREAS, FNB, BMO and BANKMONT FINANCIAL CORP., a Delaware corporation ("BFC"), have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"); and

        WHEREAS, each Shareholder is an officer and/or director of FNB;
   and

        WHEREAS, each Shareholder owns and is entitled to vote the number of issued and outstanding common shares of FNB (the "FNB Common Shares") set forth opposite such Shareholder s name on Schedule 1 attached hereto and has agreed to vote such Shareholder s FNB Common Shares pursuant to the terms set forth in this Agreement in order to induce BMO to enter into the Merger Agreement; and

        NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth herein, the Shareholders and BMO hereby agree as follows:

        SECTION 1. VOTING OF SHARES. Each Shareholder hereby agrees that at any meeting of the shareholders of FNB and in any action by written consent of the shareholders of FNB, such Shareholder shall vote the FNB Common Shares which such Shareholder is entitled to vote
   (a) in favor of the transactions contemplated by the Merger Agreement,
   (b) against any action or agreement which would result in a breach of any term of, or any other obligation of FNB under, the Merger Agreement, and (c) against any action or agreement which would impede, interfere with or attempt to discourage the transactions contemplated by the Merger Agreement. Each Shareholder agrees that FNB shall be authorized to include in any proxy or material transmitted to shareholders of FNB, a statement to the effect that the Shareholder is a party to this Agreement and has committed to vote in favor of the transactions contemplated by the Merger Agreement.

        SECTION 2. TERM OF AGREEMENT. This Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (i) the Effective Time (as defined in the Merger Agreement), or (ii) the termination of the Merger Agreement in accordance with its terms.


        SECTION 3. COVENANTS OF SHAREHOLDERS. Each Shareholder agrees not to: except to the extent contained in this Agreement, grant any proxies, deposit any FNB Common Shares into a voting trust or enter into a voting agreement with respect to any FNB Common Shares; or without the prior written approval of BMO, solicit, initiate or encourage any inquiries or proposals for a merger or other business combination involving FNB.

        SECTION 4. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS. Each Shareholder represents and warrants, with respect to the FNB Common Shares of such Shareholder, to BMO as follows: (a) such Shareholder does not own or have any right to acquire any other FNB Common Shares not listed on Schedule 1; (b) such Shareholder has the right, power and authority to execute and deliver this Agreement; such execution and delivery will not violate, or require any consent, approval, or notice under any provision of law or result in the breach of any outstanding agreements or instruments to which such Shareholder is a party or is subject; and this Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding agreement of such Shareholder, enforceable in accordance with its terms; (c) such FNB Common Shares are now and will remain held by such Shareholder, free and clear of all voting trusts, voting agreements, proxies, liens, claims, liabilities, security interests, marital property rights or any other encumbrances whatsoever (other than (i) pledges for loans entered into in the ordinary course and
   (ii) rights of BMO and encumbrances respecting such FNB Common Shares created pursuant to this Agreement); and, other than this Agreement, there are no outstanding options, warrants or rights to purchase or acquire, or agreements related to, such FNB Common Shares.

        SECTION 5. REPRESENTATIONS AND WARRANTIES OF BMO. BMO has the right, power and authority to execute and deliver this Agreement; such execution and delivery will not violate, or require any consent, approval, or notice under any provision of law or result in the breach of any outstanding agreements or instruments to which BMO is a party or is subject; and this Agreement has been duly executed and delivered by BMO and constitutes a legal, valid and binding agreement of BMO, enforceable in accordance with its terms.

        SECTION 6. TRANSFERABILITY. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that BMO may assign this Agreement to a direct or indirect wholly-owned subsidiary or affiliate of BMO, provided that no such assignment shall relieve BMO of its obligations hereunder.

        SECTION 7. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed by any of the Shareholders in accordance with its specific terms or was otherwise breached. It is accordingly agreed that BMO shall be entitled to an injunction(s) to prevent breaches of this Agreement by the Shareholders and to enforce specifically the terms and provisions hereof in addition to any other remedy to which BMO is entitled at law or in equity.

        SECTION 8. FURTHER ASSURANCES. Each Shareholder agrees to execute and deliver all such further documents and instruments and take all such further action as may be necessary or appropriate in order to consummate the transactions contemplated hereby.

        SECTION 9.     ENTIRE AGREEMENT AND AMENDMENT.  (a) This
   Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect hereto.

        (b) This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        SECTION 10. NOTICES. Each notice, demand or other communication which may be or is required to be given under this Agreement shall be in writing and shall be deemed to have been properly given when delivered personally at the address set forth herein for BMO or the address on Schedule 1 for each of the Shareholders, when sent by facsimile or other electronic transmission to the respective facsimile transmission numbers of the parties with telephone confirmation of receipt, or the day after sending by recognized overnight courier or if by the United States registered or certified mail, return receipt requested, postage prepaid two days after deposit therein.

        SECTION 11. GENERAL PROVISIONS. This Agreement shall be governed by the laws of the State of Illinois. This Agreement may be executed in counterparts, each of which shall be deemed to be an original. Headings are for convenience only and shall not affect the meaning of this Agreement. Any term of this Agreement which is invalid or unenforceable shall be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms of this Agreement.


                          [SIGNATURE PAGE FOLLOWS]


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


   BANK OF MONTREAL, a chartered bank of Canada:



   By:  /s/ Paul V. Reagan
        -------------------------------
   Its:     Senior Vice President and
              U.S. General Counsel



   Address for Notices:

   c/o Harris Trust and Savings Bank
   111 West Monroe Street (4 West)
   Chicago, Illinois  60603
   Attn:  Paul V. Reagan, Esq.
   Senior Vice President and
   U.S. General Counsel
   Telephone No.:  (312) 461-3167
   Facsimile No.:  (312) 461-3869


   Shareholders:


   /s/ George H. Buck                      /s/ Michael C. Reardon
   ------------------------------          -----------------------------
       George H. Buck                          Michael C. Reardon


   /s/ Walter F. Nolan                     /s/ Charles R. Peyla
   ------------------------------          -----------------------------
       Walter F. Nolan                         Charles R. Peyla


   /s/ Albert G. D'Ottavio                 /s/ Sheldon C. Bell
   ------------------------------          -----------------------------
       Albert G. D'Ottavio                     Sheldon C. Bell


   /s/ Watson A. Healy                     /s/ Howard E. Reeves
   ------------------------------          -----------------------------
       Waltson A. Healy                        Howard E. Reeves


   /s/ Kevin T. Reardon                    /s/ Paul A. Lambrecht
   ------------------------------          -----------------------------
       Kevin T. Reardon                       Paul A. Lambrecht


   /s/ Louis R. Peyla                      /s/ Harvey Lewis
   ------------------------------          -----------------------------
       Louis R. Peyla                          Harvey Lewis